SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2005

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 8020

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement

On June 15, 2005, the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Newmont Mining Corporation (the “Corporation”) approved awards under the Corporation’s 2005 Stock Incentive Plan (the “2005 Plan”) to each of the Corporation’s current non-employee directors. Each non-employee director was awarded director stock units (“DSUs”), as described in more detail below and having a fair market value (as defined in the Plan) as of June 15, 2005 of U.S.$50,000; provided, however, that any non-employee director who is not a U.S. resident had the right to elect to receive, in lieu of the DSUs, shares of the Corporation’s common stock having a fair market value as of June 15, 2005 of U.S.$50,000, by having provided the Corporation’s Corporate Secretary prior written notice to such effect. These awards were made in lieu of the Non-Employee Director Stock Awards originally contemplated by the 2005 Plan and that were described in the Corporation’s proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 17, 2005.

In addition, the Committee approved revised compensation arrangements for non-employee directors under the 2005 Plan. Commencing in 2006, on the first business day following the date of the Corporation’s annual meeting each year, each non-employee director who is elected or re-elected as a director of the Corporation at such annual meeting shall receive under the 2005 Plan a number of DSUs having a fair market value as of the day following such annual meeting of U.S.$50,000. A non-employee director who is elected or appointed a director of the Corporation after the annual meeting held in any calendar year shall receive under the 2005 Plan a number of DSUs having a fair market value on the effective date of such person’s election or appointment of U.S.$50,000. Notwithstanding the foregoing, each non-employee director may elect to receive the award in the form of shares of the Corporation’s common stock, in lieu of DSUs, in respect of any year upon prior written notice to the Corporation’s Corporate Secretary.

The DSUs are not subject to forfeiture, are fully vested at the date of grant and are subject to the restrictions set forth in the form of director stock unit agreement delivered to each non-employee director. A non-employee director does not have the right to vote the underlying shares of common stock or receive any dividends until the underlying shares of common stock have been issued to such non-employee director, although each DSU shall accrue dividend equivalents (as such term is defined under the 2005 Plan) payable in cash until the date such shares of common stock are delivered to such non-employee director.

A copy of the form of director stock unit agreement is attached hereto as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01—Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Newmont Mining Corporation 2005 Stock Incentive Plan Director Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: June 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Newmont Mining Corporation 2005 Stock Incentive Plan Director Stock Unit Agreement